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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 20, 2001


                               The LTV Corporation
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                     1-4368              75-1070950
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(State or other Jurisdiction      (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                   Identification No.)



200 Public Square
Cleveland, Ohio                                               44114-2308
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(Address of Principal                                          (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:          (216) 622-5000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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         ITEM 5.  OTHER EVENTS.

         As previously disclosed on December 29, 2000, The LTV Corporation and 48 of its direct and indirect subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On September 20, 2001, the Debtors submitted to the Bankruptcy Court their summary financial information for the month and year-to-date ended August 31, 2001, a copy of which is attached hereto as
Exhibit 99.1


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Summary financial information for the month and year-to-date ended August 31, 2001 as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        The LTV Corporation
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                                                 (Registrant)

Date:  September 20, 2001               By:   /s/ Glenn J. Moran
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                                              Glenn J. Moran
                                              Senior Vice President,
                                              General Counsel and Secretary